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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):                October 9, 2006

                              Island Pacific, Inc.
                     (formerly known as SVI Solutions, Inc.)
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         0-23049                                          33-0896617
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(Commission File Number)                       (IRS Employer Identification No.)


19800 MacArthur Boulevard, Suite 1200, Irvine, California               92612
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (949) 476-2212
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              (Registrant's telephone number, including area code)

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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM     1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On October 4, 2006, after due consideration of all pertinent factors, including the need to put in place appropriate and reasonable incentivizing features for its executive officers in a competitive environment for skilled executives, and upon the recommendation of the Board of Directors, Island Pacific, Inc. (the "Company") granted stock options to certain of its executive officers pursuant to stock option agreements.

         The executive officers who were awarded stock options and the number of options awarded to each such officer are as follows:

Name                                                           Number of Options
----                                                           -----------------

Barry Schechter, Chief Executive Officer                            3,000,000

Darren Williams, Chief Operating Officer                            1,000,000

         The options are fully-vested at the time of grant. The exercise price for the options is $0.09 per share, which is 100 percent of the fair market value of a share of the Company's common stock on the date of grant of the options. The options are nontransferable during the lifetime of each optionee, except to certain trusts for estate planning purposes or to affiliates of the optionees, and are exercisable for a period of three (3) years from the date of grant. The options may be exercised by delivery of funds to the Company by the option holder or, alternatively, pursuant to a cashless exercise arrangement approved by the Company's Board of Directors.

         A copy of the form of Stock Option Agreement that will be used to evidence the awards made to the executive officers is filed as an exhibit to this Form 8-K.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibit No.       Description
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              10.1         Form of Stock Option Agreement


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                   Island Pacific, Inc.


Date:   October 9, 2006                        By: /s/ Michael Silverman
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                                                   Name: Michael Silverman
                                                   Title: Chairman of the Board